WILLAMETTE LOGO

The Willamette Value
Fund seeks to provide
investors with
above-average total
return through a
combination of capital
appreciation and
dividend
income. In pursuit of
this
objective the investment
adviser focuses on
purchasing
equity securities
believed to
be fundamentally sound
that have a record of
paying historically high
dividends and are priced
low relative to their
earnings
or comparable
securities.
                                                       SHAREHOLDER ANNUAL REPORT
                                                            AS OF MARCH 31, 1999
LETTER FROM THE ADVISER
Dear Valued Shareholders:
                         In keeping with our goal to provide long-term investment services, we believe it is important to keep our shareholders informed regarding a number of achievements during the Willamette Value Fund's (WILVX) first year of operation.
                         Since its successful launch on May 26, 1998, the Fund has received wide acceptance among investors. In line with projections, the net assets of the Fund grew substantially. As of March 31, 1999, total net assets of the Fund were just under $15 million. This is important because the estimated expense ratios stated in the prospectus are based upon a first year, average asset base of $10 million. As total assets under management continue to increase, the average expense ratio should decline accordingly.
                         During its first fiscal year, the ten-month period beginning May 26, 1998 to March 31, 1999, the WILVX and the equity markets as a whole experienced a tremendous amount of volatility. However, through it all, stocks managed to end the fiscal year in positive territory. For the fiscal period beginning May 26, 1998 through March 31, 1999, the Dow Jones Composite Index (COMP) finished up 7.03%, the WILVX rose 1.11%. The Fund's performance, which trailed the COMP, was primarily due to weak oil prices during the first three-quarters. From March 31, 1998, through December 31, 1998, U.S. crude oil spot prices declined 23% to $12.09 per barrel. With approximately 19% of the Fund's assets being allocated to the oil sector, the drop in oil prices had an adverse effect on the Fund. However, increases in many commodity prices, particularly oil which jumped 38% during the fiscal fourth quarter, bode well for a quick recovery in this sector.

     Looking forward, we expect fiscal fourth quarter U.S. corporate earnings to come in at 5% to 8% above last year's numbers, which would be the strongest since the Asian crisis began. With improvements abroad, domestic inflation in check and a strong U.S. economy, we believe this number should accelerate to an average rate of 10% to 12% per year between 1999 and 2002. Furthermore, the drop in commodity prices also appears to be slowing. Crude oil prices came up drastically in the fiscal fourth quarter and both the Paper and Steel industries appear to be improving. Long-term, we believe these factors to be promising given the fact that these trends to favor the value investor.

     We thank you for your continued support of the Willamette Value Fund.

Sincerely,
/s/ James T. Smith
James T. Smith
Portfolio Manager
Willamette Value Fund

For more complete information on the Willamette Value Fund, including fees, expenses and sales charges, please call 1-877-945-3863 for a free prospectus. Please read the prospectus carefully before investing or sending money.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so than an investor's shares, when redeemed may be worth more or less than the original cost.

Shares of the Fund are NOT FDIC INSURED.

The Willamette Value Fund is distributed by BISYS Fund Services. Willamette Asset Managers serve as Adviser to the Fund and receives a fee for its services.

                             WILLAMETTE VALUE FUND
                            HIGHLIGHTS AS OF 3/31/99

                               TOP 10 HOLDINGS(1)

1.   General Motors Corporation          5.75%
2.   J.P. Morgan                         5.04%
3.   Chevron Corporation                 4.86%
4.   AT&T Corporation                    4.47%
5.   Minn. Mining & MFG Co.              4.01%
6.   Exxon Corporation                   3.90%
7.   Alcoa Inc.                          3.85%
8.   Eastman Kodak Company               3.78%
9.   Philip Morris Inc.                  3.69%
10.  International Paper Co.             3.44%

                           SECTOR DIVERSIFICATION(1)

Chemicals                     2.2%
Retail                        2.8%
Tobacco                       3.7%
Metals                        3.8%
Diversified Manufacturing     5.5%
Electronics                   5.8%
Paper/Forestry                5.8%
Automotive                    9.9%
Finance                      11.1%
Telecom                      15.8%
Oil                          20.0%
Other                        13.6%


                                                  WILLAMETTE VALUE FUND     WILLAMETTE VALUE FUND NO
                                                          LOAD                        LOAD                 DOW JONES COMPOSITE
                                                  ---------------------     ------------------------       -------------------
5/26/98|Inception                                        10.000                      10.000                      10.000
6/30/98                                                   9.312                       9.750                      10.204
9/30/98                                                   8.739                       9.150                       8.946
12/31/98                                                  9.541                       9.990                      10.279
3/31/99                                                   9.657                      10.111                      10.723


                          Last Quarter       Since Inception
    3/31/99              of Fiscal Year         (05/26/98)

Without Sales Load           1.21%                1.11%
With Sales Load             -3.34%*              -3.43%*

* Reflects a 4.50% Sales Charge

Past performance is not predictive of future results.


This hypothetical is for illustrative purposes only and is not representative of any particular investment. Past performance is no guarantee of future results. Performance figures reflect all fees, fee waivers, and expense reimbursements and include reinvested dividends and capital gains paid. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower.

Investment return and net asset value will fluctuate so an investor's shares, when redeemed may be worth more or less than the original cost.

(1)Portfolio holdings are as of 3/31/99 and are subject to change at any time.

(2)The Dow Jones Composite is an unmanaged stock index that represents U.S. large blue chip company stocks. An investor may not invest directly in this unmanaged stock index.

                               TABLE OF CONTENTS

                      Statement of Assets and Liabilities
                                     PAGE 4

                            Statement of Operations
                                     PAGE 5

                       Statement of Changes in Net Assets
                                     PAGE 6

                       Schedule of Portfolio Investments
                                     PAGE 7

                         Notes to Financial Statements
                                     PAGE 9

                              Financial Highlights
                                    PAGE 12

                          Independent Auditor's Report
                                    PAGE 13

THE COVENTRY GROUP
WILLAMETTE VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1999

                                                                   VALUE
                                                                   FUND
                                                                -----------
                    ASSETS:
Investments, at value (cost $14,401,188)....................    $14,943,937
Interest and dividends receivable...........................         43,292
Unamortized organizational costs............................         27,534
Receivable for capital shares sold..........................         11,287
Prepaid registration and filing.............................          5,622
                                                                -----------
     Total assets...........................................     15,031,672
                                                                -----------
                  LIABILITIES:
Payable for capital shares redeemed.........................         51,261
Dividends payable...........................................            832
Accrued expenses and other payables:
  Distribution and shareholder service fees.................          6,421
  Investment advisory fees..................................            500
  Administration fees.......................................            416
  Transfer agent and fund accounting fees payable...........            166
  Other.....................................................          7,122
                                                                -----------
     Total liabilities......................................         66,718
                                                                -----------
     Net assets.............................................    $14,964,954
                                                                ===========
                    NET ASSETS:
Capital.....................................................    $14,415,275
Undistributed net investment income.........................            586
Net unrealized appreciation from investments................        542,749
Accumulated undistributed net realized gains from investment
  transactions..............................................          6,344
                                                                -----------
     Net assets.............................................    $14,964,954
                                                                ===========
Outstanding units of beneficial interest (shares)...........      1,480,551
                                                                ===========
Net asset value -- redemption price per share...............    $     10.11
                                                                ===========
Maximum Sales Charge........................................           4.50%
                                                                ===========
Maximum Offering Price per share (100%/(100%-Maximum Sales
  Charge) of net asset value adjusted to nearest cent)......    $     10.59
                                                                ===========

---------------

                       See notes to financial statements.

THE COVENTRY GROUP
WILLAMETTE VALUE FUND

                            STATEMENT OF OPERATIONS
                        PERIOD ENDED MARCH 31, 1999 (a)

                                                                 VALUE
                                                                  FUND
                                                                --------
INVESTMENT INCOME:
  Dividend income...........................................    $246,015
  Interest income...........................................      18,148
                                                                --------
     Total income...........................................     264,163
                                                                --------
EXPENSES:
  Investment advisory fees..................................      90,295
  Transfer agent fees.......................................      64,865
  Distribution and shareholder service fees.................      45,147
  Fund accounting fees......................................      31,400
  Administration fees.......................................      18,059
  Custodian fees............................................         828
  Other.....................................................      39,741
                                                                --------
     Total expenses.........................................     290,335
Less: Fee waivers and expense reimbursements................     (27,590)
                                                                --------
     Net expenses...........................................     262,745
                                                                --------
Net investment income.......................................       1,418
                                                                --------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions.............       6,344
Net change in unrealized appreciation from investments......     542,749
                                                                --------
Net realized/unrealized gains from investments..............     549,093
                                                                --------
Change in net assets resulting from operations..............    $550,511
                                                                ========

---------------

(a) For the period from May 26, 1998 (commencement of operations) to March 31, 1999.

                       See notes to financial statements.

THE COVENTRY GROUP
WILLAMETTE VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      VALUE
                                                                       FUND
                                                                ------------------
                                                                   PERIOD ENDED
                                                                MARCH 31, 1999 (a)
                                                                ------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................       $     1,418
  Net realized gains from investment transactions...........             6,344
  Net change in unrealized appreciation from investments....           542,749
                                                                   -----------
Change in net assets resulting from operations..............           550,511
                                                                   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................              (832)
                                                                   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................        16,315,038
  Cost of shares redeemed...................................        (1,899,763)
                                                                   -----------
Change in net assets from capital share transactions........        14,415,275
                                                                   -----------
  Change in net assets......................................        14,964,954
NET ASSETS:
  Beginning of period.......................................                --
                                                                   -----------
  End of period.............................................       $14,964,954
                                                                   ===========
SHARE TRANSACTIONS:
  Issued....................................................         1,672,330
  Reinvested................................................                --
  Redeemed..................................................          (191,779)
                                                                   -----------
Change in shares............................................         1,480,551
                                                                   ===========

---------------

(a) For the period from May 26, 1998 (commencement of operations) to March 31, 1999.

                       See notes to financial statements.

THE COVENTRY GROUP
WILLAMETTE VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

 SHARES
   OR
PRINCIPAL               SECURITY                MARKET
 AMOUNT               DESCRIPTION                VALUE
---------   --------------------------------  -----------
COMMON STOCKS (97.5%):
                            Airlines (1.4%):
   2,978    British Airways PLC-ADR.........  $   204,365
                                              -----------
                          Automotive (6.2%):
   1,154    Ford Motor Co...................       65,490
   9,897    General Motors Corp.............      859,801
                                              -----------
                                                  925,291
                                              -----------
                    Automotive Parts (3.7%):
     808    Dana Corp.......................       30,704
   8,983    Genuine Parts Co................      258,823
   5,659    Lucasvarity PLC-ADR.............      261,728
                                              -----------
                                                  551,255
                                              -----------
       Banking & Financial Services (11.1%):
   1,276    Bank One Corp...................       70,260
   2,871    Bankers Trust Corp..............      253,366
   6,117    J.P. Morgan & Co................      754,684
     283    National Westminster Bank PLC...       38,789
   5,714    PNC Financial Corp..............      317,484
   4,991    Union Planters Corp.............      219,292
                                              -----------
                                                1,653,875
                                              -----------
                  Building Materials (0.3%):
     856    Hanson PLC-ADR..................       37,664
                                              -----------
                           Chemicals (2.2%):
   2,879    Du Pont (E.I.) de Nemours &
              Co............................      167,162
     705    The Dow Chemical Co.............       65,697
   2,052    Union Carbide Corp..............       92,725
                                              -----------
                                                  325,584
                                              -----------
              Cosmetics & Toiletries (1.6%):
   6,358    International Flavors &
              Fragrance.....................      238,822
                                              -----------
               Diversified Operation (5.5%):
   8,488    Minnesota Mining & Manufacturing
              Co............................      600,526
   8,211    Tenneco, Inc....................      229,395
                                              -----------
                                                  829,921
                                              -----------
   Electronic Components/Instruments (2.0%):
   5,448    AMP, Inc........................      292,490
                                              -----------
                              Energy (1.5%):
   1,059    PG&E Corp.......................       32,895
   3,628    Florida Power & Light, Inc......      193,191
                                              -----------
                                                  226,086
                                              -----------
            Food Products & Services (1.9%):
   3,815    General Mills, Inc..............      288,271
                                              -----------
                           Insurance (0.2%):
   1,007    The St. Paul Companies, Inc.....       31,280
                                              -----------
               Machinery & Equipment (1.1%):
   3,524    Caterpillar, Inc................      161,884
                                              -----------

 SHARES
   OR
PRINCIPAL               SECURITY                MARKET
 AMOUNT               DESCRIPTION                VALUE
---------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
                              Metals (3.8%):
  13,972    Alcoa Inc.......................  $   575,472
                                              -----------
         Office Supplies & Equipment (1.7%):
  10,033    Equity Office Properties
              Trust.........................      255,214
                                              -----------
        Oil -- Integrated Companies (20.0%):
   1,031    Atlantic Richfield Co...........       75,263
   3,395    BP Amoco Co. PLC-ADR............      342,683
   8,220    Chevron Corp....................      726,956
   8,270    Exxon Corp......................      583,552
   3,012    Mobil Corp......................      265,056
     788    Phillips Petroleum Co...........       37,233
   5,804    Royal Dutch Petroleum Co., NY
              Shares........................      301,808
   7,572    Shell Transport & Trading Co. --
              ADR...........................      307,613
   4,515    Texaco, Inc.....................      256,226
   1,231    USX-Marathon Group 2,273 YPF
              Sociedad......................       33,853
   2,273    YPF Sociedad Anonima -- ADR.....       71,742
                                              -----------
                                                3,001,985
                                              -----------
                      Paper Products (5.8%):
  12,186    International Paper Co..........      514,097
   6,256    Weyerhaeuser Co.................      347,208
                                              -----------
                                                  861,305
                                              -----------
          Photo Equipment & Supplies (3.8%):
   8,845    Eastman Kodak Co................      564,974
                                              -----------
                           Pipelines (0.4%):
   1,250    Consolidated Natural Gas Co.....       60,859
                                              -----------
                          Publishing (2.0%):
   8,279    Reed International PLC-ADR......      293,905
                                              -----------
               Retail Stores/Catalog (1.2%):
   4,367    J.C. Penney Co., Inc............      176,864
                                              -----------
                 Telecommunications (15.8%):
   5,423    Alltel Corp.....................      338,260
   8,383    AT&T Corp.......................      669,067
   6,221    Bell Atlantic Corp..............      321,548
   8,626    Frontier Corp...................      447,474
   5,228    GTE Corp........................      316,294
   4,824    Tele Danmark A/S -- ADR.........      236,376
     525    U.S. West, Inc..................       28,908
                                              -----------
                                                2,357,927
                                              -----------
                       Tire & Rubber (0.5%):
   1,620    The Goodyear Tire & Rubber
              Co............................       80,696
                                              -----------

THE COVENTRY GROUP
WILLAMETTE VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

 SHARES
   OR
PRINCIPAL               SECURITY                MARKET
 AMOUNT               DESCRIPTION                VALUE
---------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Tobacco (3.7%):
  15,680    Phillip Morris Companies,
              Inc...........................  $   551,740
                                              -----------
Transportation (0.2%):
     781    CSX Corp........................       30,410
                                              -----------
Total COMMON STOCKS (Cost $14,035,390)......   14,578,139
                                              -----------
              SHORT-TERM INVESTMENTS (2.4%):
Cash Sweep Account (2.4%):
 365,798    UBOC Sweep Account Willamette
              Asset Management..............      365,798
                                              -----------
Total Short-Term Investments (Cost
$365,798)...................................      365,798
                                              -----------
Total (Cost $14,401,188) (a)................  $14,943,937
                                              ===========

---------

Percentages indicated are based on net assets of $14,964,954.

ADR -- American Depository Receipt

PLC -- Public Limited Company

(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $1,416,791
         Unrealized depreciation.........................    (874,042)
                                                           ----------
         Net unrealized appreciation.....................  $  542,749
                                                           ==========

                       See notes to financial statements.

THE COVENTRY GROUP
WILLAMETTE VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1999

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements and financial highlights are those of Willamette Value Fund, (the "Fund"), which commenced operations on May 26, 1998. The Fund offers one managed investment portfolio, as a series of the Group, and is authorized to issue an unlimited number of shares. The Fund offers one class of shares of beneficial interest ("shares").

     The Fund's investment objective is to provide above average total return through a combination of capital appreciation and dividend income by investing in primarily equity securities.

2.   SIGNIFICANT ACCOUNTING PRINCIPLES:

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Securities are valued as of 4:00 p.m. on any day in which the New York Stock exchange is open for trading. Equity securities are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are primarily traded. Listed securities for which last sales prices are not available are valued at the last bid price. If the last bid price is not available, the securities are valued at their fair value in the best judgement of the Adviser under the supervision of the Group's Board of Trustees. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents.

     SECURITIES TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     ORGANIZATION COSTS:

     All expenses in connection with the Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are being amortized on a straight-line basis over sixty months beginning with the date of the initial public offering. The Fund paid $32,958 in organizational costs.

                                   Continued

THE COVENTRY GROUP
WILLAMETTE VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 1999

     DIVIDENDS TO SHAREHOLDERS:

     The Fund intends to declare its net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will, pay such dividends, if any, quarterly. The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the ex-dividend date, unless the Shareholder elects to receive dividends or distributions in cash.

     FEDERAL INCOME TAXES:

     The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its income, the Fund generally will not pay any U.S. federal income or excise tax.

3.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided by the Willamette Asset Managers, Inc. (the "Adviser"). The Adviser is an affiliate of Phillips & Company Securities, Inc. ("Phillips") and Willamette Securities, Inc., each a registered broker-dealer. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees, computed daily and paid monthly, at the annual rate of 1.00% of the fund's average daily net assets.

     BISYS Fund Services ("BISYS"), serves the Fund as the Distributor. Pursuant to the Fund's Distribution and Shareholder Service Plan (the 12b-1 Plan"), the Distributor may receive fees computed at the annual rate of 0.50% of the average daily net assets of the Fund.

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), serves the Fund as Administrator and Fund Accountant. Under the terms of the administration agreement, the Administrator receives a fee computed daily and paid periodically, at an annual rate of 0.20% of the Fund's average daily net assets. Under the terms of the Fund Accounting Agreement, accounting fees are computed daily and paid monthly at an annual rate of 0.03% or a minimum of $35,000 plus certain out-of-pocket expenses.

     BISYS Fund Services, Inc. ("BISYS Inc."), serves the Fund as Transfer Agent. Under the terms of the Transfer Agent Agreement, the Company's fees are based upon a specified amount per shareholder with specified minimum per portfolio amounts and surcharges, plus certain out-of-pocket expenses.

     The Fund has adopted an Expense Limitation Agreement (the "Agreement") dated February 1, 1999 whereby the Adviser reduces its fee and reimburses the Fund so that the operating expenses of the Fund are limited to an annual rate (as a percentage of the Fund's average daily net assets) of 2.90% for the period ended March 31, 1999 and 2.75% for the period from April 1, 1999 to March 31, 2000. In connection with the Agreement, the Fund has agreed to pay the Adviser the amount of fees and

                                   Continued

THE COVENTRY GROUP
WILLAMETTE VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 1999

     reimbursements that, if not for the above limitation, would have been payable or reimbursable to the Adviser for a period of up to two years after the limitation periods, provided that the Fund's operating expenses, without regard to such repayment or reimbursement, are at an annual rate (as a percentage of the Fund's average daily net assets) of 2.75% or less. Additionally, the Fund will not make repayments or reimbursements in an amount that would cause the Fund's total operating expenses to exceed the 2.75% annual expense limitation. For the period ended March 31, 1999, the Adviser waived/reimbursed $27,500.

     The Distributor is entitled to receive commissions on sales of shares of the Fund. For the period ended March 31, 1999, BISYS received $733,233 from commissions earned on sales of shares of the Fund, of which none was reallowed to broker/dealers affiliated with the Fund.

     Certain trustees and officers of the Fund are affiliated with BISYS. Compensation paid from the Fund to trustees not affiliated with BISYS during the period ended March 31, 1999 was $1,326. No remuneration was paid from the Fund to any other officer or trustee.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1999 (a) were $14,063,204 and $33,820, respectively.

THE COVENTRY GROUP
WILLAMETTE VALUE FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                              FINANCIAL HIGHLIGHTS

                                                               VALUE FUND
                                                              -------------
                                                               FOR PERIOD
                                                                  ENDED
                                                                MARCH 31,
                                                                 1999(a)
                                                              -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.00
                                                                 -------
INVESTMENT ACTIVITIES
  Net investment income.....................................          --**
  Net realized and unrealized gains from investments........        0.11
                                                                 -------
     Total from investment activities.......................        0.11
                                                                 -------
DISTRIBUTIONS Net investment income.........................          --**
                                                                 -------
NET ASSET VALUE, END OF PERIOD..............................     $ 10.11
                                                                 =======
Total return (excludes sales charge)........................        1.11%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets, end of period (000)...........................     $14,965
  Ratio of net expenses to average net assets...............        2.90%(c)
  Ratio of gross expenses to average net assets *...........        3.20%(c)
  Ratio of net investment income to average net assets......        0.02%(c)
  Portfolio turnover........................................        0.39%

---------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

** Amount is less than $0.005

(a) For the period from May 26, 1998 (commencement of operations) to March 31, 1999.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS OF THE WILLAMETTE VALUE FUND AND
  BOARD OF TRUSTEES OF THE COVENTRY GROUP

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Willamette Value Fund (the Fund) as of March 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 26, 1998 (commencement of operations) to March 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Willamette Value Fund as of March 31, 1999, and the results of its operations, the changes in its net assets, and its financial highlights for the period from May 26, 1998 (commencement of operations) to March 31, 1999, in conformity with generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP

Columbus, Ohio
April 28, 1999

                      [This Page Intentionally Left Blank]

INVESTMENT ADVISER
Willamette Asset Managers, Inc.
One Pacific Square
220 NW 2nd Avenue, Suite 950
Portland, Oregon 97209

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
Ernst & Young LLP
10 West Broad Street
Suite 2300
Columbus, Ohio 43215

CUSTODIAN
Union Bank of California
475 Sansome Street, 15th Floor
San Francisco, California 94111
5/99

                                     WILLAMETTE
                                        VALUE
                                        FUND

                                WILLAMETTE VALUE FUND
                                 Investment Adviser

                                    ANNUAL REPORT

                                   MARCH 31, 1999